                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):        March 10, 2005

                                 NCO Group, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       Pennsylvania                    0-21639                 23-2858652
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


        507 Prudential Road, Horsham, Pennsylvania               19044
--------------------------------------------------------------------------------
         (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (215) 441-3000
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.       REGULATION FD DISCLOSURE

         On March 10, 2005, NCO Group, Inc. issued a press release announcing that it will report fourth quarter earnings before the market opens on Tuesday, March 15, 2005, and will hold an investor conference call on Tuesday, March 15, 2005, at 2:00 p.m., ET. The Company also announced that it is not restating its financial statements for the previously announced change in the timing of revenue recognition on certain cash receipts for contingency revenues. The Company will record the change as a cumulative adjustment in the fourth quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1.



ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release of NCO Group, Inc. dated March 10, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     NCO GROUP, INC.



Date:   March 11, 2005               By: /s/ Steven L. Winokur
                                         --------------------------------------
                                         Steven L. Winokur
                                         Executive Vice President,
                                         Finance and Chief Financial Officer




                                       3